UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

                              --------------------

         Delaware                      000-27969                 94-3180138
-----------------------------  --------------------------   --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

                            -------------------------

       Registrant's telephone number, including area code: (408) 467-1900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     On February 15, 2005, Immersion Corporation (the "Company") issued a press release regarding the court ordered payment by Sony. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit No.     Description
          -----------     -----------

            99.1 Press Release dated February 15, 2005 regarding the court ordered payment by Sony.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMMERSION CORPORATION


Date: February 17, 2005                By: /s/ Victor Viegas
                                           -------------------------------------
                                           Victor Viegas
                                           President, Chief Executive Officer,
                                           Chief Financial Officer, and Director

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1 Press Release dated February 15, 2005 regarding the court ordered payment by Sony.